Exhibit 10.1*
On November 8, 2007 the Board of Directors of the Registrant adopted the resolutions set forth below:
RESOLVED, that the relevant section of each stock option, restricted stock and stock appreciation rights plan listed below is hereby amended as set forth below:
1993 Stock Option Plan for Officers and Key Employees
     12. Adjustments upon Changes in Capitalization
          (a) The Board ~~may at anytime~~ shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option, the exercise price and the number of shares as to which such option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise.
1994 Stock Option Plan for Officers and Key Employees
     12. Adjustments upon Changes in Capitalization
          (a) The Board ~~may at anytime~~ shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option, the exercise price and the number of shares as to which such option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise.
1996 Stock Option Plan for Officers and Key Employees
     12. Adjustments upon Changes in Capitalization
(a)	The Board ~~may at anytime~~ shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option, the exercise price and the number of shares as to which such option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise.
          1998 Stock Option Plan for Officers and Key Employees
     12. Adjustments upon Changes in Capitalization

*   Indicates a management or compensatory plan or arrangement.

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          (a) The Board shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option, the exercise price and the number of shares as to which such option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise.
     1999 Stock Option Plan for Officers and Key Employees
     12. Adjustments upon Changes in Capitalization
          (a) The Board ~~may at anytime~~ shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option, the exercise price and the number of shares as to which such option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise.
     2000 Stock Option Plan for Officers and Key Employees
     12. Adjustments upon Changes in Capitalization
          (a) The Board ~~may at anytime~~ shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option, the exercise price and the number of shares as to which such option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise.
     2001 Stock Option and Restricted Stock Plan of Standard Microsystems Corporation
     12. Adjustments upon Changes in Capitalization
(a)	The Board ~~may at anytime~~ shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option or award and the price as to which an option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options and awards may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise of an option.
     2003 Stock Option and Restricted Stock Plan
     12. Adjustments upon Changes in Capitalization

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     (a) The Board shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each option or award and the price as to which an option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which options and awards may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise of an option.
2005 Inducement Stock Option and Restricted Stock Plan of Standard Microsystems Corporation
          12. Adjustments upon Changes in Capitalization
     (a) The Board shall make such provision as it shall consider appropriate for the adjustment of the number and class of shares covered by each Option or Award and the price as to which an Option shall be exercisable, in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, split-up, reorganization, liquidation, and the like. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of shares as to which Options and Awards may be granted under the Plan shall be appropriately adjusted by the Board, whose determination shall be conclusive. No adjustment shall be made in the requirements set forth in paragraph 7 with respect to the minimum number of shares that must be purchased upon any exercise of an Option.

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